                                                                EXHIBIT 10.21



                                 AMENDMENT NO. 2
                               TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of March 25, 2003 (the "Agreement") relating to the Credit Agreement referenced below, is by and among WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), its U.S. and Canadian Subsidiaries identified as Subsidiary Borrowers on the signature pages hereto and any additional U.S. or Canadian Subsidiaries of the Company which become parties to the Credit Agreement in accordance with the terms thereof (collectively referred to as the "Subsidiary Borrowers" and individually referred to as a "Subsidiary Borrower") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "Borrowers" or referred to individually as a "Borrower"), each of the financial institutions identified as Lenders on the signature pages hereto (the "Lenders" and each individually, a "Lender"), WACHOVIA BANK, NATIONAL ASSOCIATION, ("Wachovia"), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Administrative Agent") and CONGRESS FINANCIAL CORPORATION (CANADA) acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Canadian Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement and the provisions of Sections 1.2, 1.3 and 1.4 of the Credit Agreement related to the definitions shall apply herein.

                               W I T N E S S E T H

         WHEREAS, a $37,500,000 credit facility has been extended to the Borrowers pursuant to the terms of that certain Credit Agreement dated as of March 27, 2002 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement") among the Borrowers, the Lenders, the Administrative Agent and the Canadian Agent;

         WHEREAS, the Borrowers anticipate that violations of the minimum Consolidated EBITDA covenant set forth in Section 8.3 of the Credit Agreement will occur and thus the Borrowers request that the Lenders agree to amend such covenant pursuant to the terms and conditions herein; and

         WHEREAS, as a result of the inducement described herein and the other good and valuable consideration provided to the Lenders, the undersigned Lenders agree to enter into this Agreement to amend certain of the Credit Documents as set forth in this Agreement;

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         (A) Amendments. The Credit Agreement is amended by replacing the table in Section 8.3 thereof with the following table:


               ---------------------------------------------------------------------
                                                                          Minimum
                                                                        Consolidated
                             Fiscal Quarter Ending                        EBITDA
               ---------------------------------------------------------------------
               March 31, 2002                                           $ 7,800,000
               ---------------------------------------------------------------------
               June 30, 2002                                            $21,500,000
               ---------------------------------------------------------------------
               September 30, 2002                                       $34,500,000
               ---------------------------------------------------------------------
               December 31, 2002                                        $45,000,000
               ---------------------------------------------------------------------
               March 31, 2003                                           $40,000,000
               ---------------------------------------------------------------------
               June 30, 2003                                            $40,000,000
               ---------------------------------------------------------------------
               September 30, 2003                                       $40,000,000
               ---------------------------------------------------------------------
               December 31, 2003                                        $42,000,000
               ---------------------------------------------------------------------
               Each fiscal quarter ending in fiscal year 2004           $55,000,000
               ---------------------------------------------------------------------

         (B) Representations and Warranties. Each Credit Party hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the transactions contemplated herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the transactions contemplated herein,
(iii) it has the corporate, limited liability company or limited partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary organizational action to authorize the execution, delivery and performance by it of this Agreement; (iv) it has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity and (v) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will violate or conflict in any material respect with any material provision of its articles or certificate of incorporation or certificate of limited partnership or certificate of formation, bylaws, agreement of limited partnership or limited liability company agreement or violate, contravene or conflict in any material respect with contractual provisions of, or cause an event of default under, any indenture, including without limitation the 2008 Senior Note Indenture and 2009 Senior Note Indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound.

         (C) Effectiveness. This Agreement shall become effective upon satisfaction of all of the following conditions precedent:

                1. Executed Agreement. The Administrative Agent shall have received a fully executed counterpart of this Agreement from each party hereto.

                2. Secretary's Certificates. The Administrative Agent shall have received a secretary's certificates from each Borrower (except the Canadian Borrowers party to the Credit Agreement prior to the date hereof) dated as of the date hereof either substantially in the form required by Section 5.1(d) of the Credit Agreement, mutatis mutandis, or a bring-down certificate if no change has occurred to the secretary's certificate since the last delivery thereof to the Administrative Agent, in accordance with the Credit Agreement, and, in each case, otherwise in form and substance acceptable to the Administrative Agent.

                3. Other Conditions Precedent. The Borrowers shall have completed all proceedings taken in connection with the transactions contemplated by this Agreement and delivered to the Administrative Agent all other documentation and other items incident thereto and each shall be satisfactory to the Administrative Agent and its legal counsel, Moore & Van Allen PLLC.

         (D) No Other Modification. Except to the extent specifically provided to the contrary in this Agreement, all terms and conditions of the Credit Agreement (including Exhibits and Schedules thereto) and the other Credit Documents shall remain in full force and effect, without modification or limitation. This Agreement shall not operate as a consent to any other action or inaction by the Borrowers or any other Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender, the Administrative Agent or the Canadian Agent under the Credit Agreement or any other Credit Document nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in the Credit Agreement or any other Credit Document except as specifically provided herein.

         (E) Release. In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to each Agent and each Lender that as of the date hereof there are no causes of action, claims, actions, proceedings, judgments, suits, demands, damages or offsets against or defenses or counterclaims to its Obligations or Secured Obligations under the Credit Documents and furthermore, such Credit Party waives any and all such causes of action, claims, actions, proceedings, judgments, suits, demands, damages, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases each Agent and each Lender and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, actions, proceedings, judgments, suits, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to any Credit Document, on or prior to the date hereof.

         (F) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina, without regard to the principles governing conflicts of laws thereof.

         (G) INCORPORATION BY REFERENCE OF CERTAIN PROVISIONS. THE PROVISIONS IN SECTIONS 14.5, 14.6, 14.8, 14.9, 14.10, 14.12, 14.13, 14.14, 14.15, 14.19 AND
14.24 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

                  [Remainder of Page Intentionally Left Blank]

         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                       COMPANY:

                                       WOLVERINE TUBE, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       U.S. SUBSIDIARY BORROWERS:

                                       TF INVESTOR, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       TUBE FORMING HOLDINGS, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       TUBE FORMING, L.P.

                                       By:  Tube Forming Holdings, Inc.,
                                            its General Partner


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                           (signature pages continue)




                                         Amendment No. 2 to the Credit Agreement

                                         WOLVERINE FINANCE, LLC


                                         By:  Wolverine Tube, Inc.,
                                              its Sole Member

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         STPC HOLDING, INC.

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         SMALL TUBE MANUFACTURING, LLC


                                         By:  Wolverine Tube, Inc.,
                                              its Sole Member

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         WOLVERINE JOINING TECHNOLOGIES, LLC


                                         By:  Wolverine Tube, Inc.,
                                              its Sole Member

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



                           (signature pages continue)



                                       Amendment No. 2 to the Credit Agreement

                                          WOLVERINE CHINA INVESTMENTS, LLC


                                          By:  Wolverine Tube, Inc.,
                                               its Managing Manager


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------



                                       WT HOLDING COMPANY, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                           (signature pages continue)




                                       Amendment No. 2 to the Credit Agreement

                                        CANADIAN SUBSIDIARY BORROWERS:

                                        3072996 NOVA SCOTIA COMPANY


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        WOLVERINE JOINING TECHNOLOGIES
                                        (CANADA) INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        3072452 NOVA SCOTIA COMPANY

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        3072453 NOVA SCOTIA COMPANY

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        WOLVERINE TUBE CANADA LIMITED
                                        PARTNERSHIP

                                        By: 3072453 NOVA SCOTIA COMPANY,
                                        its General Partner

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------




                           (signature pages continue)



                                        Amendment No. 2 to the Credit Agreement

                                       WOLVERINE TUBE (CANADA) INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------




                           (signature pages continue)


                                       Amendment No. 2 to the Credit Agreement

                                       LENDERS:

                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       in its capacity as Administrative Agent
                                       and as a Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------




                           (signature pages continue)



                                        Amendment No. 2 to the Credit Agreement

                                       CONGRESS FINANCIAL CORPORATION (CANADA), in its capacity as Canadian Agent and as a Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------




                              [signature pages end]




                                        Amendment No. 2 to the Credit Agreement